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                                                                    Exhibit 99.3


                           RESTRICTED SHARE AGREEMENT


                  THIS AGREEMENT is made effective as of the fifth day of October 2001, between Delano Technology Corporation, an Ontario corporation (the "Company"), and Vikas Kapoor (the "Grantee").

         WHEREAS, the Company desires to induce the Grantee to accept employment with the Company and one or more of its subsidiaries as Chief Executive Officer;

         WHEREAS, the Grantee has represented to the Company that he will not accept employment with the Company without the grant of common shares contemplated by this Agreement and that, accordingly, the grant of common shares contemplated by this Agreement is an essential inducement to his employment with the Company;

         WHEREAS, as of the date hereof, the Company and the Grantee are entering into an Employment Agreement in connection with the Grantee's employment with the Company and one or more of its subsidiaries (the "Employment Agreement"); and

         WHEREAS, this Restricted Share Agreement, together with the Employment Agreement, is intended by the Company and the Grantee to constitute a written compensation contract for purposes of the definition of "Employment Benefit Plan" in Rule 405 under the Securities Act.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. GRANT OF RESTRICTED SHARES. The Company hereby grants to the Grantee 4,230,000 common shares on the terms and subject to the conditions set forth herein (the "Restricted Shares"). The Restricted Shares granted hereunder shall be registered in the Grantee's name, but the certificates evidencing such Restricted Shares shall be retained by the Company during the period prior to the vesting of such shares as set forth in Section 3 hereof (the "Restriction Period"). The Grantee shall execute a stock power, in blank, with respect to such Restricted Shares and deliver the same to the Company. The Company will retain custody of all dividends and distributions made or declared on the Restricted Shares until such time, if ever, as such Restricted Shares vest and the Restriction Period with respect thereto lapses. Such retained dividends or distributions shall not bear interest. If any such dividend or distribution is taxable to the Grantee, the Company shall release to the Grantee a portion of such retained dividend or distribution sufficient to pay the taxes payable thereon (at the highest marginal rate to which Grantee is subject) at the time such taxes become payable. The Grantee shall not be entitled to vote any Restricted Share until the Restriction Period with respect thereto lapses.


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                  2. NON-TRANSFERABILITY. During the Restriction Period, the
Grantee may not sell, transfer, pledge or otherwise encumber or dispose of Restricted Shares which have not then vested. Any attempted sale, transfer, assignment or other disposition of Restricted Shares shall be null and void and of no effect.

                  3. LAPSE OF RESTRICTIONS; FORFEITURE.

                  (a) Except as otherwise provided in this Section 3, the Restricted Shares granted hereunder shall vest, and the Restriction Period shall lapse as follows:

          On the date hereof                           705,000 shares

          On the 1st day of each month hereafter,      117,500 additional shares
          commencing November 1, 2001

Except as otherwise provided in this Section 3, at the end of 30 months from the date hereof, the Restricted Shares shall be fully vested and the Restriction Period imposed thereon shall have fully lapsed.

                  (b) If the Grantee dies or becomes Disabled (as defined in the Employment Agreement), the Restriction Period shall lapse with respect to all previously unvested Restricted Shares on the date of death or Disability. Upon an event of Business Combination (as defined in Exhibit A hereto), the Restriction Period shall lapse with respect to all previously unvested Restricted Shares as of the consummation of the event which results in the Business Combination.

                  (c) If the Grantee voluntarily terminates his employment with the Company or the Company terminates his employment for Cause (as defined in the Employment Agreement), the Restricted Shares, to the extent not vested prior to such termination, shall be immediately forfeited to the Company and the Grantee shall have no further rights with respect to such unvested shares. If the Grantee terminates his employment with the Company for Good Reason (as defined in the Employment Agreement) or the Company terminates the Grantee's employment without Cause, the Restriction Period shall lapse with respect to all Restricted Shares immediately upon termination of employment.

                  4. DELIVERY OF SHARE CERTIFICATES. Promptly following the execution and delivery hereof, certificate(s) evidencing 705,000 of the Restricted Shares shall be delivered to the Grantee. Upon the vesting of any of the other Restricted Shares granted hereunder, the certificates evidencing such Restricted Shares shall be delivered promptly to the Grantee. In the case of the Grantee's death, such certificates will be delivered to the beneficiary designated in writing by the Grantee pursuant to a form of designation provided by the Company or to the Grantee's executors or personal representatives, as the case may be.

                  5. REGISTRATION. The Company will promptly prepare, file and use reasonable best efforts to cause to be effective with the Securities and Exchange Commission on


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Form S-8 a registration statement that will enable Grantee to publicly resell the Restricted Shares granted hereunder. The Company shall maintain such registration statement in effect until all such shares have been resold. If, for any reason, Form S-8 is not available with respect to the Restricted Shares, the Company will promptly prepare and file and use reasonable best efforts to cause to be effective with the Securities and Exchange Commission on Form F-3 (or other comparable form) a re-sale registration statement relating to the Restricted Shares.

                  6. BINDING EFFECT. This Agreement shall be binding upon and inure the benefit of the heirs, executors, administrators and successors of the parties hereto.

                  7. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the Province of Ontario without reference to rules relating to conflicts of law.

                  8. HEADINGS. Headings are for the convenience of the parties and are not deemed to be a part of this Agreement.

                  9. NO EMPLOYMENT GUARANTEE. Nothing in this Agreement shall be construed to confer upon the Grantee any right to continued employment with the Company (it being understood that the Employment Agreement governs the Grantee's employment relationship with the Company). --

                  10. WITHHOLDING TAXES. If the Company has any withholding tax obligation with respect to the grant of Restricted Shares contemplated hereby, upon the Company's request, the Grantee shall immediately pay to the Company in cash the amount of such withholding tax.

                  11. LEGENDS. The certificates for the Restricted Shares granted hereunder shall bear such legends relating to the provisions of this Agreement and applicable securities law as the Company reasonably determines. Any such legend relating to the provisions of this Agreement shall be removed at the time of transfer of the applicable certificate(s) to the Grantee. Any such legend relating to applicable securities law shall be removed in accordance with applicable law and customary practice.

                  12. PLAN. This Agreement, together with the Employment Agreement, is intended by the Company and the Grantee to constitute a written compensation contract for purposes of the definition of "Employment Benefit Plan" in Rule 405 under the Securities Act.

                  13. 83(b) ELECTION. In the event an 83(b) election is made in connection with the grant of Restricted Shares hereunder, the Company shall promptly deliver to Grantee appropriate documentation reflecting a fair market value of $0.11 per share, consisting of publicly available information on the Company's trading prices as of the date hereof, it being understood by the parties that the closing price on this date was $0.11.


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EXECUTED effective as of the day and year first written above.

                                     DELANO TECHNOLOGY CORPORATION


                                     By:/s/ Dennis Bennie
                                        ---------------------------------------
                                          Name: Dennis Bennie
                                          Title:   Chairman



                                     GRANTEE:


                                     /s/ Vikas Kapoor
                                        ---------------------------------------
                                     Vikas Kapoor


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                                   EXHIBIT A

                  Business Combination. For purposes of this Agreement, an event of "Business Combination" shall be deemed to have occurred if: (i) there shall have been consummated any merger or other business combination of the Company in which the voting shareholders of the Company, prior to such merger or other business combination, end up with less than 66.67% of the voting shares of the new or combined entity as the case may be following the consummation of such merger or other business combination, a sale or transfer of all or substantially all of the Company's consolidated assets or a combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Company and one or more of its Subsidiaries; or (ii) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), and as used in Sections 13(d) and 14(d) thereof, including any "group" as defined in Section 13(d)(3) thereof (a "Person"), but excluding the Company, any majority owned subsidiary of the Company (a "Subsidiary") and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee)), becomes the beneficial owner of securities of the Company having at least 33% of the total voting power represented by all then outstanding voting securities of the Company, or has the power or ability to elect or cause the election of directors then consisting of a majority of the Board of Directors of the Company.